UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2009

Capital Growth Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-30831	65-0953505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 2060, Chicago, Illinois 60661

(Address of Principal Executive Offices, Including Zip Code)

(312) 673-2400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to a Current Report on Form 8-K/A (this “Amendment”) is being filed by Capital Growth Systems, Inc. (the “Company”) to update certain information contained in the Company’s Form 8-K filed with the SEC on June 8, 2009.

Item 4.01	Change in Registrant’s Certifying Accountant.

New independent registered public accountants

On June 9, 2009, the Company engaged Asher & Company, Ltd. (“Asher”) as its new independent registered public accounting firm. The engagement of Asher was approved by the Audit Committee of the Company’s Board of Directors. During the Company’s two most recent fiscal years ended December 31, 2008 and 2007 and through June 9, 2009, neither the Company nor anyone acting on its behalf consulted with Asher regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that Asher concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). The Company provided Asher a copy of this Report on Form 8-K/A.

Dismissed independent registered public accountants

As previously reported in the Company’s Report on Form 8-K filed with the SEC on June 8, 2009, BDO was dismissed on June 2, 2009. A copy of that Form 8-K was provided to BDO and the Company requested BDO to furnish it with a letter addressed to the SEC stating whether BDO agrees with the statements made therein by the Company. A copy of BDO’s letter, dated June 8, 2009, is filed as Exhibit 16.1 to this Form 8-K/A. In its letter, BDO agrees and acknowledges the Company’s assertions and included a matter in addition to the Valuation Issue. Such matter addresses the allowance for doubtful accounts established by the Company. While the Company was originally amenable to BDO’s proposed change in the totality of the circumstances, the Company will discuss this matter, in the normal course, with its new independent registered public accountants before issuing its Form 10-K. With respect to the Valuation Issue, the Company continues to develop further support for its original position as reflected in its Form 10-K/A for 2007. In that regard, the Company has received verbal guidance from two large firms that is not supportive of the new proposed methodology or related calculation that underlies the issue raised by BDO.

In addition, BDO addresses its preliminary conclusions regarding certain controls over financial reporting in its letter. The Company, in general, does not agree with BDO’s preliminary conclusions. The Company did not engage BDO to provide an attestation report regarding internal controls over financial reporting.

Item 9.01	Exhibits.

16.1	Letter from BDO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2009

CAPITAL GROWTH SYSTEMS, INC.

By:	/s/ Jim McDevitt
Jim McDevitt
Chief Financial Officer

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